U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported):  March 19, 2004
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                                 HELIX BIOMEDIX, INC.
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               (Exact Name of Registrant as Specified in Charter)


Commission file number: 033-20897-D
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        DELAWARE                                      91-2099117
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(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)


              22122 20TH AVENUE S.E., SUITE 148, BOTHELL, WA 98021
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              (Address of principal executive offices) (Zip Code)


                                 (425) 402-8400
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               Registrant's telephone number, including area code

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                              Helix BioMedix, Inc.


Item 5.   Other Events and Regulation FD Disclosure


Helix BioMedix, Inc. has announced 1) the completion of and preliminary data from a consumer product test comparing the company's antiwrinkle peptide, HB168pal, with Renova(TM), marketed by Johnson and Johnson; and 2) the initial closing of a private placement equity financing that raised $1.1 million in gross proceeds. The company issued a press release relating to these two events on March 22, 2004. A copy of the press release is attached and incorporated herein by reference as Exhibit 99.1.





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                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 Helix BioMedix Inc.
                                 (Registrant)


Date: March 24, 2004            /s/ R. Stephen Beatty
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                                R. Stephen Beatty
                                President and Chief Executive Officer